Laurence Sookochoff, P. Eng

CONSENT OF GEOLOGICAL CONSULTANT

I hereby consent to the inclusion and reference of my report dated May 5, 2010, titled "Geological Evaluation Report on the Gold Coin Property” on Form S-1 to be filed by Lamarun Resources Inc. with the United States Securities and Exchange Commission.

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Laurence Sookochoff

Dated the 5th day of May, 2010